SEI ASSET ALLOCATION TRUST

Diversified Conservative Income Fund
Diversified Conservative Fund
Diversified Market Growth Fund
Diversified Moderate Growth Fund
Diversified Aggressive Growth Fund
Diversified Aggressive Stock Fund
Diversified U.S. Stock Fund
(collectively, the "Acquired Funds")

Supplement dated April 1, 2011 to the
Class A Shares Prospectus, Class D Shares Prospectus and Class I Shares Prospectus,
each dated July 31, 2010

This supplement provides new and additional information beyond that contained in the Class A Shares, Class D Shares and Class I Shares Prospectuses, and should be read in conjunction with such Prospectuses.

Removal of Acquired Funds from the Prospectuses

On March 25, 2011, each of the Acquired Funds was reorganized into a separate, similar series of the SEI Asset Allocation Trust (the "Surviving Funds"). As a result, the Acquired Funds are no longer offered in the Prospectuses and all references to the Acquired Funds in the Prospectuses are hereby deleted.

Acquired Fund		Surviving Fund
SAAT Diversified Conservative Income Fund	²	SAAT Conservative Strategy Fund

SAAT Diversified Conservative Fund	²	SAAT Moderate Strategy Fund

SAAT Diversified Market Growth Fund	²	SAAT Market Growth Strategy Fund

SAAT Diversified Moderate Growth Fund	²	SAAT Market Growth Strategy Fund

SAAT Diversified Aggressive Growth Fund	²	SAAT Aggressive Strategy Fund

SAAT Diversified Aggressive Stock Fund	²	SAAT Aggressive Strategy Fund

SAAT Diversified U.S. Stock Fund	²	SAAT Aggressive Strategy Fund

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

SEI-F-718 (4/11)